Exhibit 99.11

Item #4 Form ABS Due Diligence 15E

Item #5 Form ABS Due Diligence 15E

To Whom It May Concern:

Mortgage Connect, LP ("Mortgage Connect") was engaged by Loan Funding Structure III LLC as diligence agent to provide title reports for a population of 54 mortgage loans. Mortgage Connect completed the requested services on September 3, 2021, and Loan Funding Structure III LLC opted not to order updated reports from Mortgage Connect prior to issuance of the Reliance Letter for Bravo 2023-NQM5. Mortgage Connect, in order to provide said reports, completed a detailed land records search on each asset to obtain all of the following information as it pertains to the ownership & encumbrance of each residential asset pledged as security:

●	Vesting Information
●	Transfer/Conveyance Information
●	Mortgage Information
●	Judgment/Lien Information
●	Additional Recorded Document Information
●	Bankruptcy Information
●	Legal Description

Provided with each title report was a summary of all aforementioned information, recorded copies of all pertinent documents, and an Excel data file with all property report data output information.

The assets reviewed in this population of 54 mortgage loans were all residential single-family & multi-family homes.

Mortgage Connect completed a review of the 54 title reports to identify potential liens/judgments that may exists affecting each mortgage loan’s first lien status, as well as liens/judgments recorded post-origination. With respect to these 54 mortgage loans:

1.       As set forth in the title reports, the subject mortgage is recorded in the appropriate recording jurisdiction.

2.       As set forth in the title search reports:

a.	1 mortgage loan with a potentially superior delinquent tax amount. The total amount of such potentially superior delinquent taxes is $1,038.36.

Thank You,

Mortgage Connect, LP

Mortgage Connect | 260 Airside Dr | Moon Township | Pennsylvania | 15108 | P: 866-789-1814 | F: 866-789-1845 | mortgageconnectlp.com